Statutory Reserve	12 Months Ended
Dec. 31, 2025
Statutory Reserve [Abstract]
STATUTORY RESERVE

NOTE 17 — STATUTORY RESERVE

The statutory reserves in the consolidated balance sheets mainly include the Company’s statutory reserve. In accordance with the relevant laws and regulations of the PRC, the Company is required to set aside at least 10% of its respective after-tax net profits each year determined in accordance with PRC GAAP and if any, to fund the statutory reserve until the balance of the reserve reaches 50% of its respective registered capital. The statutory reserve is not distributable in the form of cash dividends and can be used to make up cumulative prior year losses. During the years ended December 31, 2025, 2024 and 2023, no earnings were appropriated to surplus reserve. The statutory reserve of Hongli Shandong amounted to $370,683 and $370,683, which reached 50% of its respective registered capital, as of December 31, 2025 and 2024, respectively.